Exhibit 10.20

独家购买权合同
Exclusive Option Agreement

本独家购买权合同（下称“本合同”）由以下各方于2010年 7月6日在中华人民共和国（下称“中国”）山西太原 签订：
This Exclusive Option Agreement (this "Agreement") is executed by and among the following Parties as of July 6th, 2010, in Taiyuan city, ShanXi Province, the People’s Republic of China (“China” or the “PRC”):

甲方：重庆禹众商业有限责任公司(“WOFE”)

Party A: Chongqiang Yu Zhong Commerce Co., Ltd.

乙方：   陈全祥
身份证号：XXX
于丹
身份证号：XXX

（以上合称“乙方”）

Party B:	Chen Quanxiang

National Identification Number: XXX

Yu Dan

National Identification Number: XXX

(hereinafter collectively referred to as “Party B” ）

丙方：  太原市基点商贸有限公司
地址：太原市迎泽区东米市区69号楼2单元405号
Party C:    Tai Yuan Basic Points Commerce Co., Ltd.
Address:  Suite 405, Unit 2, Buiding 69, Dongmishi District, Yingze District, Taiyuan City.

在本合同中，甲方、乙方和丙方以下各称“一方”，合称“各方”。
In this Agreement, each of Party A, Party B and Party C shall be referred to as a

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"Party" respectively, and they shall be collectively referred to as the "Parties".

鉴于：
Whereas:

1 .	甲方与丙方于2010年 7 月 6 日签订了《独家合作协议》，甲方向丙方提供管理咨询、员工培训等珠宝零售方面服务，并为丙方提供财务支持。
The Exclusive Business Cooperation Agreement is made and entered into by and between Party A and Party C on the date of July 6th, 2010 . Party A will provide Party C with management consultation，staff training and other services in relation to jewelry retail，and provide finance assistances to Party C by means allowed by applicable laws.

2.	乙方合计持有丙方100%的股权权益，其中陈全祥持有90%的股权权益；杨慧持有10%的股权权益。
Party B holds 100 % of the equity interest in Party C, of which Chen Quanxiang holds 90%, Yu Dan holds 10% respectively.

3.	乙方同意授予甲方以最优惠的价格购买其股权的独家购买权，同时乙方中的各方均同意放弃对其他方股权的优先购买权。
Party B agrees to grant Party A an exclusive right to purchase the equity interests in Party C then held by Party B at the best possible price. Each person in Party B agrees not to exercise the first right of refusal to purchase the equity interests to be transferred by other persons.

4.	丙方同意授予甲方以最优惠的价格购买其资产的独家购买权。
Party C agrees to grant Party A an exclusive right to purchase the assets at the best possible price.

  现各方协商一致，达成如下协议：
Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	股权及资产买卖
Sale and Purchase of Equity Interests and/or Assets

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1.1	授予权利
Option Granted

鉴于甲方向乙方支付了人民币100元作为对价，且乙方确认收到并认为该对价足够，乙方在此不可撤销地授予甲方在中国法律允许的前提下，按照甲方自行决定的行使步骤，并按照本合同第1.3条所述的价格，随时一次或多次从乙方购买或指定一& ;#20 154;或多人(“被指定人”)从乙方购买其所持有的丙方的全部或部分股权的一项不可撤销的专有权(“股权购买权”)。除甲方和被指定人外，任何第三人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方向甲方授予股权购买权。
In consideration of the payment of RMB 100 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a "Designee") to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole at Party A's sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the "Equity Interests Purchase Option"). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interests Purchase Option to Party A.

鉴于甲方向丙方支付了人民币100元作为对价，且丙方确认收到并认为该对价足够，丙方在此不可撤销地授予甲方在中国法律允许的前提下，按照甲方自行决定的行使步骤，并按照本合同第1.3条所述的价格，随时一次或多次从丙方购买或指定一& ;#20 154;或多人(“被指定人”)从丙方购买其资产（包括但不限于固定资产、流动资产、知识产权、所持有的中国境内外公司的股权及丙方与其他方所签订的合同项下的受益权）的一项不可撤销的专有权（“资产购买权”）。除甲方和被指定人外，任何第三人均不得享有资产购买权或其他与丙方资产& #263 77;关的权利。乙方特此同意丙方向甲方授予资产购买权。
In consideration of the payment of RMB 100 by Party A, the receipt and adequacy of which is hereby acknowledged by Party C, Party C hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a "Designee") to purchase the asset of Party C (including but not limited to fixed assets, current assets, intellectual property rights, ownership of equity interests in any person within or outside the PRC and the benefits under all contracts entered into by Party C once or at multiple times at any time in part or in whole at Party A's sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the "Assets Purchase Option"). Except for Party A and the Designee(s), no other person shall be entitled to the Asset Purchase Option or other rights with respect to the assets of Party C. Party B hereby agrees to the grant by Party C of the Assets Purchase Option to Party A.

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本款及本合同所规定的“人”指个人、公司、合伙、企业、信托 或其他非公司组织。
The term "person" as used herein shall refer to individuals, corporations, partnerships, enterprises, trusts or other non-corporate organizations.

1.2	行使步骤
Steps for Exercise of Purchase Option

甲方行使其购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向乙方和/或丙方发出书面通知(“购买通知”)，购买通知应载明以下事项：(a)甲方关于行使购买权的决定；(b)甲方拟从乙方和/或丙方购买的股权份额和/或资产(“& amp; #34987;购买股权和/或资产”) ；和(c) 被购买股权和/或资产的购买日/转让日。
Subject to the provisions of the laws and regulations of China, Party A may exercise the Purchase Option by issuing a written notice to Party B and/or Party C (the "Purchase Option Notice"), specifying: (a) Party A's decision to exercise the Purchase Option; (b) the portion of equity interests to be purchased from Party B and/or all or part of assets to be purchased from Party C ("Optioned Equity Interests and/or Assets"); and (c) the date for purchasing the Optioned Equity Interests and/or Assets, and the date for transfer of the Optioned Equity Interests and/or Assets.

1.3	买价
Purchase Price

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除非甲方行权时中国法律要求评估外，被购买股权和/或资产的买价(“买价”)应是法律允许的范围内甲方指定的价格。
Unless an appraisal is required by the laws of China applicable to the Equity Interests Purchase Option and/or Assets Purchase Option when exercised by Party A, the purchase price of the Optioned Equity Interests and/or Assets (the "Purchase Price") shall equal the price designated by Party A to the extent allowed by relevant laws and regulations.

1.4	转让被购买股权和/或资产
Transfer of Optioned Interests and/or Assets

1.4.1	甲方每次行使股权购买权时：
 For each exercise of the Equity Interest Purchase Option:

1.4.1.1	乙方应责成丙方及时召开股东会会议，在该会议上，应通过批准乙方 向甲方和/或被指定人转让被购买股权的决议；
Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B's transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.1.2	乙方应就其向甲方和/或被指定人转让被购买股权取得丙方其他股东 同意该转让并放弃优先购买权的书面声明。
Party B shall obtain written statements from the other shareholders of Party B giving consent to the transfer of the equity interest to Party A and/or the Designee(s)  and waiving any right of first refusal related thereto.

1.4.1.3	乙方应与甲方和/或 (在适用的情况下)被指定人按照本合同及股权 购买通知的规定，为每次转让签订股权转让合同；
Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

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1.4.1.4
有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，将被购买股权的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买股权的登&# 3576 0;在册所有人。为本款及本合同的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本合同、乙方股权质押合同项下产生的任何担保权益。本款及本合同所规定的“乙方股权质押&# 21512;同”指甲方、乙方和丙方于本合同签署之日签订的股权质押合同（下称“股权质押合同”），根据股权质押合同，乙方为担保丙方能履行丙方与甲方签订的独家业务合作协议项下的义务，而向甲方质押其在丙方的全部乙方股权。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, "security interests" shall include securities, mortgages, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B's Share Pledge Agreement. "Party B's Share Pledge Agreement" as used in this Section and this Agreement shall refer to the Share Pledge Agreement ("Share Pledge Agreement") executed by and among Party A, Party B and Party C as of the date hereof, whereby Party B pledges all of its equity interests in Party C to Party A, in order to guarantee Party C's performance of its obligations under the Exclusive Business Corporation Agreement executed by and between Party C and Party A.

1.4.2	甲方每次行使资产购买权时：
For each exercise of the Assets Purchase Option:

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1.4.2.1	乙方应责成丙方及时召开股东会会议，在该会议上，应通过批准乙方向甲方和/或被指定人转让被购买资产的决议（如果适用话）；
Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B's transfer of the Optioned Interests to Party A and/or the Designee(s)（whichever is applicable）;

1.4.2.2	丙方应与甲方和/或 (在适用的情况下)被指定人按照本合同及购买通知的规定，为每次转让签订资产转让合同；
Party C shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Purchase Option Notice regarding the Optioned Assets;

1.4.2.3	有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，将被购买资产的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买资产的登&# 3576 0;在册所有人。“担保权益”的解释见本条第1.4.4款。
The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Assets to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Assets. The "security interests" shall have the meaning ascribed to it in 1.4.4.

2.	承诺
Covenants

2.1	有关丙方的承诺
Covenants regarding Party C

乙方（作为丙方的股东）和丙方在此承诺：

Party B (as the shareholders of Party C) and Party C hereby covenant as follows:

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2.1.1	未经甲方的事先书面同意，不以任何形式补充、更改或修改丙方公司章程文件，增加或减少其注册资本，或以其他方式改变其注册资本结构；
Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2	按照良好的财务和商业标准及惯例，保持其公司的存续，审慎地及有效地经营其业务和处理事务；
They shall maintain Party C's corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3	未经甲方的事先书面同意，不在本合同签署之日起的任何时间出售、转让、抵押或以其他方式处置丙方的任何资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；
Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4	未经甲方的事先书面同意，不发生、继承、保证或容许存在任何债务，但(i)正常或日常业务过程中产生而不是通过借款方式产生的债务；和(ii)已向甲方披露和得到甲方书面同意的债务除外；
Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A and for which Party A's written consent has been obtained;

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2.1.5	一直在正常业务过程中经营所有业务，以保持丙方的资产价值，不进行任何足以影响其经营状况和资产价值的作为/不作为；
They shall always operate all of Party C's businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C's operating status and asset value;

2.1.6	未经甲方的事先书面同意，不得让丙方签订任何重大合同，但在正常业务过程中签订的合同除外(就本段而言，如果一份合同的价值超过人民币100万元，即被视为重大合同)；
Without the prior written consent of Party A, they shall not cause Party C to execute any material contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB1Million shall be deemed as a material contract);

2.1.7	未经甲方的事先书面同意，丙方不得向任何人提供贷款或信贷；
Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8	应甲方要求，向其提供所有关于丙方的营运和财务状况的资料；
They shall provide Party A with information on Party C's business operations and financial conditions at Party A's request;

2.1.9	如甲方提出要求，丙方应从甲方接受的保险公司处购买和持有有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；
If requested by Party A, they shall procure and maintain insurance in respect of Party C's assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10	未经甲方的事先书面同意，丙方不得与任何人合并或联合，或对任何人进行收购或投资；
Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

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2.1.11	将发生的或可能发生的与丙方资产、业务或收入有关的诉讼、仲裁或行政程序立即通知甲方；
They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C's assets, business or revenue;

2.1.12	为保持丙方对其全部资产的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；
To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13	未经甲方事先书面同意，不得以任何形式派发股息予各股东，但一经甲方要求，丙方应立即将其所有可分配利润全部立即分配给其各股东；及
Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A's written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14	根据甲方的要求，委任由其指定的任何人士出任丙方的董事。
At the request of Party A, they shall appoint any persons designated by Party A as directors of Party C.

2.2	乙方的承诺
Covenants of Party B

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乙方承诺：
Party B hereby covenants as follows:

2.2.1	未经甲方的事先书面同意，不出售、转让、抵押或以其他方式处置其拥有的丙方的股权的合法或受益权益，或允许在其上设置任何其他担保权益，但根据乙方股权质押合同在该股权上设置的质押则除外；
Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B's Share Pledge Agreement;

2.2.2	促使丙方股东会和/或董事会不批准在未经甲方的事先书面同意的情况下，出售、转让、抵押或以其他方式处置任何乙方持有之丙方的股权的合法权益或受益权，或允许在其上设置任何其他担保权益，但批准根据乙方股权质押合同在乙方股权上设置的质押则除&#2 2806 ;；
Party B shall cause the shareholders' meeting and/or the board of directors of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B's Share Pledge Agreement;

2.2.3	未经甲方的事先书面同意的情况下，对于丙方与任何人合并或联 合，或对任何人进行收购或投资，乙方将促成丙方股东会或董事 会不予批准；
Party B shall cause the shareholders' meeting or the board of directors of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4	将发生的或可能发生的任何关于其所拥有的股权的诉讼、仲裁或行政程序立即通知甲方；
Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

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2.2.5	促使丙方股东会或董事会表决赞成本合同规定的被购买股权和/或资产的转让并应甲方之要求采取其他任何行动；
Party B shall cause the shareholders' meeting or the board of directors of Party C to vote their approval of the transfer of the Optioned Interests and/or Assets as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6	为保持其对股权的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；
To the extent necessary to maintain Party B's ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7	应甲方的要求，委任由其指定的任何人士出任丙方的董事；
Party B shall appoint any designee of Party A as director of Party C, at the request of Party A;
2.2.8	经甲方随时要求，应向其指定的代表在任何时间无条件地根据本合同的股权购买权立即转让其股权，并放弃其对另一现有股东进行其相应股权转让所享有的优先购买权（如有的话）；和
At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A's Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal to the respective share transfer by the other existing shareholder of Party C (if any); and

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2.2.9	严格遵守本合同及乙方、丙方与甲方共同或分别签订的其他合同的各项规定，切实履行该等合同项下的各项义务，并不进行任何足以影响该等合同的有效性和可执行性的作为/不作为。如果乙方对于本合同项下或本合同各方签署的股权质押合同下或对甲方的授&#2 6435 ;委托书中的股权，还留存有任何权利，除非甲方书面指示，否则乙方仍不得行使该权利。
Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Share Pledge Agreement among the same parties hereto or under the Power of Attorney granted in favor of Party A, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.	陈述和保证
Representations and Warranties

乙方和丙方特此在本合同签署之日和每一个转让日向甲方共同及分别陈述和保证如下：
Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1	其具有签订和交付本合同和其为一方的、根据本合同为每一次转让被购买股权而签订的任何股权转让合同(各称为“转让合同”)，并履行其在本合同和任何转让合同项下的义务的权力和能力。乙方和丙方同意在甲方行使购买权时，他们将签署与本合同条款一致的 转让合同。本合同和其是一方的各转让合同一旦签署后，构成或将对其构成合法、有效及具有约束力的义务并可按照其条款对其强制执行；
They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a "Transfer Contract"), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

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3.2
无论是本合同或任何转让合同的签署和交付还是其在本合同或任何转让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束& ;#21 147;的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Contracts and the performance of the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3	乙方对其在丙方拥有的股权拥有良好和可出售的所有权，除乙方股权质押合同外，乙方在上述股权上没有设置任何担保权益；
Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B's Share Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4	丙方对所有资产拥有良好和可出售的所有权，丙方在上述资产上没有设置任何担保权益；
Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5	丙方没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务，及(ii)已向甲方披露及经甲方书面同意债务除外；
Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained.

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3.6	丙方遵守适用于资产的收购的所有法律和法规；和
Party C has complied with all laws and regulations of China applicable to asset acquisitions; and

3.7	目前没有悬而未决的或构成威胁的与股权、丙方资产有关的或与丙方有关的诉讼、仲裁或行政程序。
There is no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4.	生效日
Effective Date

本合同于各方签署本合同之日生效，有效期30年，经甲方选择可再延长。
This Agreement shall become effective upon the date hereof, and remain effective for a term of 30 years, and may be renewed at Party A's election.

5.	适用法律与争议解决
Governing Law and Resolution of Disputes

5.1	适用法律
Governing law

本合同的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的法律没有规定的事项，将适用国际法律原则和惯例。
The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

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5.2	争议的解决方法
Methods of Resolution of Disputes

因解释和履行本合同而发生的任何争议，本合同各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会， 由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。
In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations.  In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.	税款、费用
Taxes and Fees

每一方应承担根据中国法律因准备和签署本合同和各转让合同以及完成本合同和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。
Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

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7.	通知
Notices

7.1	本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：
All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below.  A confirmation copy of each notice shall also be sent by email.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在到达或拒收之日为有效送达日。
Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of arrival or refusal at the address specified for notices.

7.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。
Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.3	任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。
Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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8.	保密责任
Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下&a mp;# 21015;信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法 律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，惟本条款仍然生效。
The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall  be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9.	进一步保证
Further Warranties

各方同意迅速签署为执行本合同的各项规定和目的而合理需要的或对其有利的文件，以及为执行本合同的各项规定和目的而采取合理需要的或对其有利的进一步行动。
The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

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10.	其他
Miscellaneous

10.1	修订、修改与补充
Amendment, change and supplement

对本合同作出修订、修改与补充，必须经每一方签署书面协议。
Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.2	完整合同
Entire agreement

除了在本合同签署后所作出的书面修订、补充或修改以外，本合同构成本合同各方就本合同标的物所达成的完整合同，取代在此之前就本合同标的物所达成的所有口头或书面的协商、陈述和合同。
Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall take the place of all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

10.3	标题
Headings

本合同的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本合同各项规定的含义。
The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4	语言
Language

本合同以中文和英文书就，一式四份，甲丙双方各持一份，乙方每人各执一份，具有同等效力；中英文版本如有冲突，应以中文版为准。
This Agreement is written in both Chinese and English language in four copies. Each of Party A and Party C has one copy. Each of Party B has one copy. Each copy has equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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10.5	可分割性
Severability

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望&a mp;# 30340;最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。
In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

10.6	继任者
Successors

本合同对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。
This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7	继续有效
Survival

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10.7.1	合同期满或提前终止前因本合同而发生的或到期的任何义务在本合同期满或提前终止后继续有效。
Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2	本合同第5、7、8条和本第10.8条的规定在本合同终止后继续有效。
The provisions of Sections 5, 7, 8 and this Section 10.8 shall survive the termination of this Agreement.

10.8	弃权
Waivers

任何一方可以对本合同的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。
Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

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10.9	补偿
Indemnification

10.9.1
各方同意并确认，如任一公司现有股东（以下称“违约方”）实质性地违 反本合同项下所作的任何一项约定，或实质性地未履行本合同项下的任何一项义务，即构成本合同项下的违约（以下称“违约”），甲方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在甲方书面通知违约方并提出补正要求后十（10）天内& ;#20 173;未补正或采取补救措施的，则甲方有权自行决定选择以下的任一种违约救济方式：（1）终止本协议，并要求违约方给予全部的损害赔偿；（2）要求强制履行违约方在本协议项下的义务，并要求违约方给予全部的损害赔偿；或者（3）按照股权质押协议的约定以质押股权折价，拍卖或者变卖&# 65292;并以折价、拍卖或者变卖的价款优先受偿，并要求违约方承担由此造成的全部损失。

Each Party agrees and acknowledges that any material breach or material non-performance of any section by a shareholder of the Company (the “Breaching Party”) under this Agreement shall constitute a breach of contract under this Agreement (the “Breach”), and Party A shall be entitled to request the Breaching Party to cure such Breach or adopt remedial steps within reasonable period.  In the event the Breaching Party fails to cure or to adopt remedial steps within the reasonable period or within ten (10) days after written notice of Breach to the Breaching Party by Party A, then Party A shall be entitled to exercise any of the following remedial methods: (i) to terminate this Agreement and request all liquidated damages; or (ii) to enforce the Breaching Party to perform his obligations under this Agreement and request all liquidated damages as well; or (iii) to convert, auction or sell the pledged equity interests in accordance with the share pledge agreement, and to be compensated on a preferential basis with the conversion, auction or sales price of the pledged equity interests, in addition to requesting the Breaching Party to bear liquidated damages in connection with the Breach.

10.9.2	各方同意并确认，公司现在股东在任何情况下，均不得以任何理由要求终止本合同。
Both Parties agree and acknowledge that under no circumstances shall the shareholders of the Company be entitled to terminate this Agreement by any reasons.

10.9.3	本合同规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济。
Any right and remedy under this Agreement is cumulative and shall not restrict other rights and remedies under the law.

10.9.4	尽管有本合同其它规定，本条规定的效力不受本合同中止或者终止的影响。
Notwithstanding other provisions under this Agreement, this Section shall survive the suspension or termination of this Agreement.

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有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本独家购买权合同并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

签字页 (The page of Signature)

甲方：重庆禹众商业有限责任公司

Party A: Chongqing Yu Zhong Commerce Co.,Ltd.

签署(公章)

By (seal): ____________________

公司授权代表或法定代表人（签字）

(The signature of The Representative): ____________________

乙方：

Party B: 陈全祥

Chen Quanxiang

签署(签字)：

By (signature): ____________________

于丹

Yu Dan

签署(签字)：

By (signature): ____________________

丙方：太原市基点商贸有限公司

Party C: Tai Yuan Basic Points Business Co., Ltd.

签署(公章)

By (seal): ____________________

公司授权代表或法定代表人（签字）

(The signature of The Representative): ____________________

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